T. Rowe Price Funds

Supplement to prospectus updating the T. Rowe Price funds` redemption fee and excessive trading policies. This supplement replaces the prior supplements dated April 26, 2004, and May 3, 2004, and that part of each fund`s prospectus relating to excessive trading and redemption fees.

Excessive Trading Policy

The Boards of Directors of the T. Rowe Price funds ("Price funds") authorized the following changes to the excessive trading policy effective January 1, 2005:

  For persons trading Price fund shares directly with T. Rowe Price, the trading period is changed to 90 days from 120 days.

  For persons trading Price fund shares indirectly through an intermediary, the holding period is changed to 90 days from
  60 days.

  The following excessive trading policy replaces any previous sections in the Price funds` prospectuses relating to excessive trading and market timing:

  Excessive Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of the Price funds or may be required to submit orders by U.S. mail. Transactions placed by such persons are subject to rejection or cancellation without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one "round trip" (i.e., one purchase and one sale or one sale and one purchase) involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days, will violate the policy.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict the underlying shareholder in accordance with the policy.

  The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.

  In addition, some transactions are not motivated by short-term trading considerations and, therefore, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan for investment options that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  The new excessive trading policy is effective January 1, 2005, and will apply to shares purchased prior to and after that date.

  Redemption Fee Policy

  As previously communicated, the Boards of Directors of the T. Rowe Price funds authorized changes in the funds` redemption fee policy effective June 1, 2004. Recently, the Boards authorized additional changes to this policy. These changes are summarized below.

  Effective June 1, 2004 (Retirement Plan Accounts Exempted):

  The imposition of a 2% redemption fee on shares of all T. Rowe Price international funds that did not already impose a redemption fee;

  A reduction in the holding period for shares of T. Rowe Price index funds to 90 days from 180 days;

  An increase in the International Equity Index Fund`s redemption fee to 2% from 1%;

  The imposition of a 1% redemption fee and a one-year holding period on shares of T. Rowe Price Small-Cap Value Fund—Advisor Class and T. Rowe Price High Yield Fund—Advisor Class.

  Effective January 1, 2005:

  Elimination of the redemption fee exemption on shares held in participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA, profit sharing, and money purchase pension accounts, for which T. Rowe Price or other financial intermediaries provide recordkeeping services. Redemption fees will apply to participant-directed transactions, such as exchanges;

  The imposition of a 2% redemption fee and a 90-day holding period on R Class shares of T. Rowe Price international funds that currently do not impose a redemption fee;

  The imposition of a 1% redemption fee and a 90-day holding period on shares of the T. Rowe Price Institutional High Yield Fund;

  A decrease in the holding period for certain shares of T. Rowe Price funds to 90 days from 180 days or one year, depending on the fund;

  A decrease in the holding period for the T. Rowe Price Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds to one year from two years.

  The following contingent redemption fee policy incorporates these changes and replaces any previous sections in the Price funds` prospectuses relating to contingent redemption fees:

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund name	Ticker	CUSIP	Redemption fee	Holding period
Developing Technologies1	PRDTX	741492 10 2	1%	90 days
Diversified Small-Cap Growth2	PRDSX	779917 10 3	1%	90 days
Emerging Europe & Mediterranean1	TREMX	77956H 81 5	2%	90 days
Emerging Markets Bond1, 3	PREMX	77956H 87 2	2%	90 days
Emerging Markets Stock1	PRMSX	77956H 86 4	2%	90 days
Equity Index 5004	PREIX	779552 10 8	0.5%	90 days
European Stock3	PRESX	77956H 40 1	2%	90 days
Extended Equity Market Index4	PEXMX	779552 20 7	0.5%	90 days
Global Stock3	PRGSX	77956H 85 6	2%	90 days
High Yield1, 5	PRHYX	741481 10 5	1%	90 days
High Yield—Advisor Class1, 3, 5	PAHIX	741481 20 4	1%	90 days
Institutional Emerging Markets Equity1, 3	IEMFX	74144Q 20 3	2%	90 days
Institutional Foreign Equity3	PRFEX	74144Q 10 4	2%	90 days
Institutional High Yield5, 6	TRHYX	77958B 20 4	1%	90 days
International Bond3	RPIBX	77956H 10 4	2%	90 days
International Bond—Advisor Class3	PAIBX	77956H 83 1	2%	90 days
International Discovery1	PRIDX	77956H 30 2	2%	90 days
International Equity Index7	PIEQX	77958A 10 7	2%	90 days
International Growth & Income3	TRIGX	77956H 84 9	2%	90 days
International Growth & Income—Advisor Class3	PAIGX	77956H 77 3	2%	90 days
International Growth & Income—R Class6	RRIGX	77956H 79 9	2%	90 days
International Stock3	PRITX	77956H 20 3	2%	90 days
International Stock—Advisor Class3	PAITX	77956H 82 3	2%	90 days
International Stock—R Class6	RRITX	77956H 78 1	2%	90 days
Japan3	PRJPX	77956H 70 8	2%	90 days
Latin America1	PRLAX	77956H 88 0	2%	90 days
New Asia1, 3	PRASX	77956H 50 0	2%	90 days
Real Estate2	TRREX	779919 10 9	1%	90 days
Small-Cap Value1, 5	PRSVX	77957Q 10 3	1%	90 days
Small-Cap Value—Advisor Class1, 3, 5	PASVX	77957Q 20 2	1%	90 days
Spectrum International3	PSILX	779906 30 4	2%	90 days
Tax-Efficient Balanced	PRTEX	779918 10 1	1%	1 year
Tax-Efficient Growth8	PTEGX	779918 20 0	1%	1 year
Tax-Efficient Multi-Cap Growth8	PREFX	779918 30 9	1%	1 year
Total Equity Market Index4	POMIX	779552 30 6	0.5%	90 days
U.S. Bond Index4	PBDIX	741495 10 5	0.5%	90 days

  1 Holding period reduced to 90 days from one year, effective 1/1/05.

  2 Holding period reduced to 90 days from 180 days, effective 1/1/05.

  3 Redemption fee imposed 6/1/04.

  4 Holding period reduced to 90 days from 180 days, effective 6/1/04.

  5 Fund closed to new investors.

  6 New redemption fee, effective 1/1/05.

  7 Fee increased to 2% from 1%; holding period reduced to 90 days from 180 days, effective 6/1/04.

  8 Holding period decreased to one year from two years, effective 1/1/05.

  Redemption fees are paid to a fund and help offset costs to protect the fund`s long-term shareholders. When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.

  For example, for shares subject to a 90-day holding period, shares will be subject to a redemption fee if they are redeemed on or before the 90th day from the date of purchase. If shares are redeemed after the end of the holding period, they will not be subject to the redemption fee.

  All persons holding shares of a T. Rowe Price fund that imposes a redemption fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party, are subject to the fee.

  The date of the supplement above is September 27, 2004.

  G00-042 9/27/04

  Transactions Not Subject to Redemption Fees

  The Price funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of
  T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via a systematic withdrawal plan approved by T. Rowe Price;

  2.Shares redeemed through an automatic, nondiscretionary rebalancing or asset reallocation program approved by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;

  4.Shares purchased with retirement plan participant contributions (e.g., payroll contributions);

  5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:

  a.Death distributions

  b.Hardship withdrawals

  c.Loan withdrawals

  d.Qualified Domestic Relations Orders (QDROs);

  6.Shares redeemed as part of a retirement plan termination or restructuring;

  7.Shares transferred from one retirement plan to another retirement plan in the same fund;

  8.Shares converted from one share class to another share class of the same fund;

  9.Shares redeemed by a fund to cover various fees (e.g., fiduciary fees).

  Certain intermediaries may not have the capability to apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares though an intermediary should check with the respective intermediary to determine which transactions are subject to the fees.

  Finally, some transactions are not motivated by short-term trading considerations and, therefore, may be exempt from the redemption fee policy subject to prior written approval by designated persons at T. Rowe Price.

  Implementation

  As noted, the new redemption fee policy is effective January 1, 2005. Intermediaries who wish to implement redemption fees before this date should contact T. Rowe Price. Recordkeepers for retirement plan participants who cannot implement the new redemption fees by January 1, 2005, because of systems limitations and who can provide verification to that effect to the satisfaction of T. Rowe Price may be permitted to delay, temporarily, the implementation of redemption fees. All such recordkeepers must apply for an extension by December 31, 2004, and are expected to implement the redemption fees by March 31, 2005. All intermediaries trading for customers other than retirement plan participants are expected to implement redemption fees by January 1, 2005. Any person purchasing shares through an intermediary or a retirement plan for which T. Rowe Price serves as recordkeeper should check with the respective intermediary or plan to determine when purchases will be subject to the new redemption fees.

  Shares held or purchased prior to January 1, 2005, are not subject to the new fees or holding periods; however these shares are subject to the preexisting terms for holding periods and early redemption as outlined in each fund`s prospectus, as supplemented. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 5, 2005, would be subject to the new 90-day holding period and a 2% redemption fee if sold within the 90-day holding period.

  november 30, 2004

  prospectus

  T. Rowe Price

  Institutional Core Plus Fund

  A bond fund seeking to maximize total return through income and capital appreciation.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	5
	Some Basics of Fixed-Income Investing	5

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	8
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	13

3	More About the Fund
	Organization and Management	16
	Understanding Performance Information	17
	Investment Policies and Practices	18

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	30
	Opening a New Account	30
	Purchasing Additional Shares	31
	Exchanging and Redeeming Shares	32
	Rights Reserved by the Funds	33
	Information About Your Services	34


  T. Rowe Price Institutional Income Funds, Inc.

  T. Rowe Price Institutional Core Plus Fund

   Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $212 billion for more than eight million individual and institutional investor accounts as of September 30, 2004. T. Rowe Price is the fund`s investment manager.

   Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

  About the Fund 1

  objective, strategy, risks, and expenses

  A word about the fund`s structure. This  fund has a $1,000,000 initial investment minimum and is designed for institutional investors. Institutional investors typically include banks, pension and profit sharing plans, and trust, insurance, and investment companies.

  What is the fund`s objective?

  The fund seeks to maximize total return through income and capital appreciation.

  What is the fund`s principal investment strategy?

  The fund intends to invest at least 65% of its total assets in a "core" portfolio of investment-grade, U.S. fixed-income securities which may include, but are not limited to, debt securities of the U.S. government and its agencies, corporate bonds, mortgages, and asset-backed securities. Normally, the fund will also maintain a "plus" portion of its portfolio in other sectors of the bond market, including non dollar-denominated, high-yield, and emerging market securities, to seek additional value.

  Under normal conditions, the fund expects to maintain an effective duration within +/-20% of the Lehman Brothers U.S. Aggregrate Bond Index. As of November 1, 2004, the effective duration of this index was 4.30; however, it will change over time. The fund, in the aggregate, will maintain an average weighted credit rating of A- or better, based on the weighted average credit quality of the fund`s portfolio securities.

  Individual bond investments in the core portfolio will be investment grade, with a minimum credit quality of BBB-. Ratings will be as determined, at the time of purchase, by at least one nationally recognized statistical rating organization (NRSRO) or, if not so rated, a comparable rating by T. Rowe Price. If a security is split-rated (i.e. one rating below investment grade and one at or above investment grade), the higher rating will be used.

  The plus portion of the fund`s portfolio may consist of junk bonds of U.S. companies (not to exceed 10% of total assets), below investment-grade emerging market fixed-income securities (not to exceed 5% of total assets), non dollar-denominated securities (not to exceed 20% of total assets), and convertible and preferred securities (not to exceed 10% of total assets), as well as other investments. The fund expects to gain exposure to high-yield securities through an investment in the T. Rowe Price Institutional High Yield Fund, but it may hold below investment-grade bonds directly. Non-U.S. dollar-denominated investments in excess of 10% of total assets will be hedged to reduce non-U.S. dollar currency exposure to no more than 10%.

  The fund may continue to hold an investment in its core portfolio that is downgraded below investment grade after purchase. If such rating downgrades cause high-yield exposure to exceed 10% of total assets or below investment-grade emerging market securities to exceed 5% of total assets, the fund will reduce exposure within a reasonable period of time. All of the limitations set forth in the fund`s investment strategy are determined at the time of purchase and a later change of circumstances will not require the sale of the investment.

  The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

  The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

  For details about the fund`s investment program, please see the Investment Policies and Practices section.

  What are the main risks of investing in the fund?

  A major source of risk for the fund is price declines caused by rising interest rates, but credit risk can also be important.

  Interest rate risk  This is the decline in bond prices that usually accompanies a rise in interest rates (see Table 2). Longer-maturity bonds typically decline more than those with shorter maturities. If the fund purchases longer-maturity bonds and interest rates rise, the fund`s price could decline.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA through BBB) securities should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  The fund`s credit risk is greater than a Treasury fund or one with all high-quality bonds, but less than a fund focusing primarily on high-yield (junk) bonds. Higher-quality bond prices are affected primarily by changes in interest rate levels, but high-yield bond prices are affected by other factors as well: changes in a company`s financial situation, economic forecasts, stock market conditions, and overall market psychology that can lead to the kind of volatility associated with stocks. High-yield bonds are generally less liquid than high-quality bonds, meaning that large transactions can cause substantial price changes.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  Emerging market risk  The fund`s investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade and capital trade barriers and other protectionist or retaliatory measures. Some countries have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affect returns to U.S. investors). Significant devaluations have occurred in recent years in various emerging market countries. Governments of some emerging market countries have defaulted on their bonds, and investors in this sector must be prepared for similar events in the future.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. Loss of money is a risk of investing in the fund.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the possibility of share price declines in a fund that seeks to maximize total return and provide income, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal safety and liquidity, the fund is not appropriate, and you should consider a money market fund.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  Because the fund commenced operations in 2004, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.

  What fees and expenses will I pay?

  The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  The fund has a fee covering investment management and ordinary, recurring operating expenses (other than fees and expenses for the fund`s independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

  Table 1  Fees and Expenses of the Fund
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.45%
Other expenses	0.00%
Total annual fund operating expenses	0.45%

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years
$46	$144

  other INFORMATION about the fund

  How does the portfolio manager try to reduce risk?

  Four approaches may mitigate but by no means eliminate risk: 1) rigorous credit research by T. Rowe Price`s investment-grade and high-yield bond specialists; 2) extensive diversification, which limits the fund`s exposure to any one industry or issuer; 3) variations in the amount of assets invested in various types of securities; and 4) an active sell discipline to reduce marginal-quality securities.

  What are derivatives and can the fund invest in them?

  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

  Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

  We will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolio to be more volatile than a long-term investment-grade bond.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  some basics of Fixed-Income investing

  Is a fund`s yield fixed or will it vary?

  It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

  Is yield the same as total return?

  Not for bond funds. A fund`s total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.

  What is credit quality and how does it affect yield?

  Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

  What is meant by a bond fund`s maturity?

  Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier than, on, or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

  A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.

  What is meant by a bond fund`s duration?

  Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

  Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)

  Duration measures only sensitivity to interest rate changes—the dominant source of risk for high-quality bond funds. It does not reflect risk from other sources, such as bond defaults. Therefore, duration may not be as significant an indicator of overall risk for a fund such as this one which invests in noninvestment-grade bonds.

  How is a bond`s price affected by changes in interest rates?

  When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 2.

  Table 2  How Interest Rates Affect Bond Prices
		Price of a $1,000 face value bond if interest rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
2 years	2.68%	$981	$962	$1,020	$1,040
5 years	3.77	956	914	1,046	1,095
10 years	4.58	924	855	1,083	1,175
30 years	5.29	866	758	1,168	1,380

  Coupons reflect yields on Treasury securities as of June 30, 2004. The table may not be representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

  Information About Accounts in T. Rowe Price Funds 2

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all institutional accounts in the T. Rowe Price family of funds.

  Pricing Shares and Receiving Sale Proceeds

  How and when shares are priced

  The share price (also called "net asset value" or NAV per share) for the fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds.

  The portfolio securities of funds investing in foreign markets are valued on the basis of the most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If the fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including the developments in foreign markets, performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

  The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.

  How your purchase, sale, or exchange price is determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.

  We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  How you can receive the proceeds from a sale

  When filling out the New Account Form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 3  Dividend Payment Schedule (continued)
Fund	Dividends
Institutional equity funds	Declared annually, if any, generally in December.Must be a shareholder as of 4 p.m. ET on the record date.
Institutional bond funds	Shares normally begin to earn dividends on the business day after payment is received.Declared daily and paid on the first business day of each month.Shares will earn dividends through the date of redemption; shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.If you redeem all of your shares during the month, you will receive all dividends earned through the date of redemption in the same check.If you redeem a portion of your shares, dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  Capital gain payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

  If a second distribution is necessary, it is paid the following year.

  Tax Information

  You will be sent timely information for your tax filing needs.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividends" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as a qualifying dividend in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond fund is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond and money funds are expected to qualify for this deduction.

  Taxes on fund redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is a sale for tax purposes.

  In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we send you a confirmation promptly following each transaction you make and a year-end statement detailing all your transactions in each fund account during the year.

  Taxes on fund distributions

  In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than 12 months are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified as a long-term loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will be able to meet the requirements to pass through foreign income taxes paid.

  Tax consequences of hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax effect of buying shares before a capital gain or dividend distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. dollars

  All purchases must be paid for in U.S. dollars.

  Sale (Redemption) Conditions

  Large redemptions

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

  We also request that you give us three business days` notice for any redemption of $2 million or more.

  Excessive Trading and Market Timing

  T. Rowe Price may bar excessive traders and market timers from purchasing shares.

  Excessive trading or market timing in accounts that you own or control may disrupt management of a fund and raise its costs. While there is no assurance T. Rowe Price can prevent all excessive trading and market timing, each fund has adopted the policies set forth below to deter such activity. Persons trading directly or indirectly with T. Rowe Price or through intermediaries in violation of these policies or persons believed to be short-term market timers may be barred permanently or for a specific period of time from further purchases of the Price Funds. Transactions placed by such persons are subject to rejection or cancellation without notice.

  All persons purchasing shares of a T. Rowe Price fund, directly or indirectly, can make only one "round trip" (i.e. one purchase and one sale or one sale and one purchase) involving the same fund within any 120-day period.

  All persons purchasing fund shares through an intermediary including a broker, bank, investment adviser, recordkeeper, or other third party, and who hold the shares for less than 60 calendar days, are considered to have violated the policy.

  Systematic purchases and redemptions are exempt from these policies.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot directly monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive trading or short-term market timing. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the fund`s policies have been violated, and to what degree.

  T. Rowe Price intends to modify the 120-day and 60-day policies set forth above (for example, where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan for all investment options that differs from the T. Rowe Price fund`s policies). These modifications would only be authorized if they provide substantially equivalent protection to the fund as the fund`s regular policies.

  Keeping Your Account Open

  To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your balance is below $1 million for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  More About the Fund 3

  Organization and Management

  How is the fund organized?

  The T. Rowe Price Institutional Income Funds, Inc. (the "corporation") was incorporated in Maryland in 2000. Currently, the corporation consists of two series, each representing a separate pool of assets with different investment objectives. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

  Who runs the fund?

  General Oversight

  The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. The majority of Board members are independent of T. Rowe Price.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

  Portfolio Management

  The fund has an Investment Advisory Committee with the following members: Brian Brennan, Chairman, Connice A. Bavely, Michael J. Conelius, Ian D. Kelson, Daniel O. Shackelford, David A. Tiberii, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr.x11 Brennan was appointed chairman of the fund`s committee in 2004. He joined T.x11 Rowe Price in 2000 and has been managing investments since 1995. Prior to joining T. Rowe Price, he was a fixed-income manager at Howard Hughes Medical Institute.

  The Management Fee

  The fund pays T. Rowe Price an annual all-inclusive fee of 0.45% based on its average daily net assets. The fund calculates and accrues the fee daily. The management fee includes ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund`s independent directors.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund. These limitations do not apply to the fund`s purchase of securities issued or guaranteed by the U.S.
  government, its agencies, or instrumentalities.

  Bonds

  A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Bonds can be issued by the U.S. and foreign governments, states and municipalities, as well as a wide variety of companies.

  A bond`s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond`s price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

  Conventional fixed-rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

  Bonds may be unsecured (backed by the issuer`s general creditworthiness only) or secured (also backed by specified collateral). Most high-yield "junk" bonds are unsecured. Bonds include asset- and mortgage-backed securities.

  Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds` principal values. The maturity of those securities may be shortened under certain specified conditions.

  Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation`s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Operating policy  The fund does not intend to invest in common stocks.

  Convertible Securities

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features.

  Operating policy  Without regard to quality, the fund may invest up to 10% of its total assets in preferred stocks and convertible securities, convertible into or which carry warrants for common stocks or other equities. If convertible securities are exchanged into common stock, the stock will be sold within a reasonable period of time.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

  Operating policy  There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 20% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

  Asset-Backed Securities

  An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security`s weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

  Mortgage-Backed Securities

  The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

  Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund`s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

  Operating policy  There is no limit on fund investments in mortgage-backed securities.

  Additional mortgage-backed securities in which the fund may invest include:

  Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

  Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

  A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

  Operating policy  Fund investments in stripped mortgage securities are limited to 5% of total assets.

  Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Deferrable Subordinated Securities

  These are securities with long maturities that are deeply subordinated in the issuer`s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remar keting option that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund`s investment objective and program.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  High-Yield, High-Risk Bonds

  The price and yield of lower-quality (high-yield, high-risk) bonds, which include "junk bonds" and below investment-grade emerging market bonds, can be expected to fluctuate more than the price and yield of higher-quality bonds. Because these bonds are rated below BBB or in default, they are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price`s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high-yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market`s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

  Operating policy  The fund may invest up to 10% of total assets in junk bonds and up to 5% of total assets in below investment-grade emerging market debt. Fund investments in high-yield bonds may be made through the T. Rowe Price Institutional High Yield Fund. The fund will not look through the Institutional High Yield Fund to that fund`s underlying investments when determining compliance with investment restrictions.

  Credit-Quality Considerations

  The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and Standard & Poor`s on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

  Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

  Table 4 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

  Table 4  Ratings of Corporate Debt Securities (continued)
	Moody`sInvestorsService, Inc.		Standard& Poor`sCorporation	FitchIBCA, Inc.	Definition

Long Term	Aaa	AAA	AAA		Highest quality
	Aa	AA	AA		High quality
	A	A	A		Upper-medium grade
	Baa	BBB	BBB		Medium grade
	Ba	BB	BB		Speculative
	B	B	B		Highly speculative
	Caa	CCC	CCC		Vulnerable to default
	Ca	CC	CC		Default is imminent
	C	C	C		Probably in default

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for nonhedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Swaps

  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

  There are risks in the use of swaps and swap options. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps could result in losses if we do not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"— contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these instruments to create a synthetic bond— issued in one currency, but with the currency component transformed into another currency. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Operating policy  The net commitment to any combination of the type of foreign currency instruments described above should not exceed more than 20% of total assets.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  When-Issued Securities and Forwards

  The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund`s net asset value than if the fund did not purchase them.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions.

  Funds investing in bonds may have higher turnover than funds investing in stocks. Unlike stocks, fixed-maturity bonds require reinvestment. For funds investing in mortgages and callable debt, frequent reinvestment of principal is often required. Common trading strategies, such as mortgage dollar rolls, can increase turnover. Active investment strategies, such as sector rotation and duration management, also necessitate more frequent trading. The fund`s portfolio turnover rates for the initial period of operations may exceed 100%.

  Investing With T. Rowe Price 4

  Account Requirements and Transaction Information

  Tax Identification
  Number

  We must have your correct tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly.

  Opening a New Account

  $1,000,000 minimum initial investment

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account for an entity, you will be required to provide the entity`s name, street address, and tax identification number as well as your name, residential street address, date of birth and Social Security number as the person opening the account on behalf of the entity.

  We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Note: Shares may only be purchased and held by institutions. Generally, these are limited to banks, trust companies, insurance companies, investment companies, and pension and profit sharing plans. T. Rowe Price will not authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time. If you have questions about your eligibility as an institutional investor, please contact us at intermediaryservices@troweprice.com.

  All initial and subsequent investments must be made by bank wire.

  By Wire

  Call Financial Institution Services at 1-800-638-8797 for an account number and assignment to a dedicated service representative, and give the following wire information to your bank:

  Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
  Receiving Bank ABA#:   043000096
  Beneficiary:  T. Rowe Price [fund name]
  Beneficiary Account:  1004397951
  Originator to Beneficiary Information (OBI):
  name of owner(s) and account number

  In order to obtain an account number, you must supply the name, tax identification or employer identification number, and business street address for the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "Exchanging and Redeeming Shares—By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Purchasing Additional Shares

  By Wire

  Call Financial Institution Services or use the wire instructions listed in Opening a New Account.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  For redemptions by electronic transfer, please see Information About Your Services.

  By Mail

  For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Financial Institution Services
  P.O. Box 17603
  Baltimore, MD 21297-1603

  via private carriers/overnight services

  T. Rowe Price Financial Institution Services
  Mail Code: OM-4232
  4515 Painters Mill Road
  Owings Mills, MD 21117

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cease offering fund shares at any time to all or certain groups of investors; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (8) to act on instructions reasonably believed to be genuine; and (9) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

  information about your Services

  Financial Institution Services
  1-800-638-8797

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered.

  Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. For more information, call Financial Institution Services.

  Retirement Plans

  We offer a wide range of plans for institutions and large and small businesses: SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on these retirement plans, please call our Trust Company at 18004927670.

  Subaccounting
  Services

  An institution may arrange for subaccounting services. Such services provide a master account record which links together individual accounts and provides the following information: account number, trade date, transaction, previous share balance, dollar amount of the current transaction, share price, number of shares purchased, new share balance, and the current market value of your group. The subaccounting agent reserves the right to charge a fee for such services or other shareholder services.

  Telephone Services

  Buy, sell, or exchange shares by calling one of our service representatives.

  Electronic Transfers

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  1940 Act File No. 811-21055

  F59-041 4/15/99

  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, MD 21202

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.